Exhibit 10.11

AMENDMENT
OF
AMENDED AND RESTATED UNITEDHEALTH GROUP INCORPORATED
2008 EXECUTIVE INCENTIVE PLAN

THIS AMENDMENT, made and entered into as of December 21, 2012, by UNITEDHEALTH GROUP INCORPORATED, a Minnesota corporation (“UnitedHealth Group”);

WHEREAS, UnitedHealth Group has heretofore established and maintains the Amended and Restated UnitedHealth Group Incorporated 2008 Executive Incentive Plan (the “Plan”); and

WHEREAS, pursuant to Section 7(a) of the Plan, the Compensation and Human Resources Committee (the "Committee") of the Board of Directors of UnitedHealth Group has the authority to amend the Plan; and

WHEREAS, the Committee has determined that it is in the best interests of UnitedHealth Group to amend the Plan in certain respects;

NOW, THEREFORE, BE IT RESOLVED, that the Plan is hereby amended in the following respects:

1.	AMENDMENT TO NET INCOME DEFINITION. The definition of Net Income set forth in Section 3(i) of the Plan is restated in its entirety, as follows:
"Net Income" shall be computed in accordance with generally accepted accounting principles and determined in a manner consistent with the method used for purposes of the Company's consolidated financial statements for the applicable Performance Period.

2.	AMENDMENT TO SECTION 4(c). Section 4(c) of the Plan is restated in its entirety, as follows:
Certification. Prior to payment of any amount to any Participant under the Plan, the Committee must certify in writing (i) the Company's Net Income for that Performance Period, (ii) as to the attainment of all factors upon which payments to a Participant for that Performance Period are to be based and (iii) the amount to be paid to each participant for that Performance Period.

3.	AMENDMENT TO SECTION 5(a)(ii). Section 5(a)(ii) of the Plan is amended by adding the following proviso to the end of the first sentence thereof:
"; provided, however, that in the case of Annual Incentive Awards for which attainment of the applicable factors is certified under Section 4(c) in 2012, the Participant must only be actively employed by the Company on December 31, 2012."

4.	AMENDMENT TO SECTION 6(a)(ii). Section 6(a)(ii) of the Plan is amended by adding the following proviso to the end of the first sentence thereof:

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"; provided, however, that in the case of Performance Awards for which attainment of the applicable factors is certified under Section 4(c) in 2012, the Participant must only be actively employed by the Company on December 31, 2012."

5.	AMENDMENT TO SECTIONS 5(b) and 6(b). Sections 5(b) and 6(b) of the Plan are amended by replacing “between January 1 and March 15” with “no later than March 15”.

6.	SAVINGS CLAUSE. Save and except as hereinabove expressly amended, the Plan shall continue in full force and effect.

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